UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	November 22, 2022

Entergy Corporation
(Exact name of registrant as specified in its charter)

Delaware	1-11299	72-1229752
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

639 Loyola Avenue, New Orleans, Louisiana		70113
(Address of principal executive offices)		(Zip Code)
Registrant’s telephone number, including area code		(504) 576-4000

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Class	Trading Symbol	Name of Each Exchange on Which Registered

Common Stock, $0.01 Par Value	ETR	New York Stock Exchange
Common Stock, $0.01 Par Value	ETR	NYSE Chicago, Inc.

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On November 22, 2022, Entergy Corporation (the “Company”) entered into an agreement with its Executive Vice President and General Counsel, Marcus V. Brown (“Executive”), to amend: (i) the Company’s Pension Equalization Plan (the “PEP”), to cease Executive’s participation in that plan effective December 1, 2022; and (ii) the Company’s System Executive Retirement Plan (the “SERP”), to provide that if Executive separates from service with the Company after November 30, 2022, then: (A) if certain contingencies are met, the benefit, if any, due Executive shall be the lump-sum cash amount the Executive would have been paid under the SERP if he had Retired from Service on November 30, 2022 and had an Income Payment Date of December 1, 2022 (the “Benefit Amount”); and (B) if the contingencies are not met, then in the event of a termination other than by reason of death of the Executive or for cause, and in respect of which Executive is otherwise entitled to a benefit under the SERP, the lesser of (1) the amount otherwise due under the SERP or the PEP, as applicable, without regard to these amendments; or (2) the Benefit Amount. The Death Benefit, if any, payable to Executive’s Surviving Spouse shall likewise depend upon certain contingencies. Capitalized terms used but not defined herein shall have the meaning given such terms in the SERP.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
104	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Entergy Corporation
By: /s/ Reginald T. Jackson
Reginald T. Jackson
Senior Vice President and
Chief Accounting Officer

Dated: November 29, 2022

4